EXHIBIT 32

CERTIFICATION PURSUANT TO

 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BMP Holdings, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2015 as filed with the U. S. Securities and Exchange Commission (the “Report”), I, Henry Sargent, Chief Executive Officer and Principal Financial Officer, of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 12, 2016

BMP HOLDINGS INC.

By: /s/ Henry Sargent

Henry Sargent

Chairman of the Board,

Chief Executive Officer, Principal

Financial Officer and

Principal Accounting Officer